UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 14, 2011

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements with Certain Officers.

On January 14, 2011, the Board of Directors of Portfolio Recovery Associates, Inc. (the "Company") upon the recommendation of its Compensation Committee (the "Committee") and in accordance with its 2010 Stock Plan, adopted its 2011 Long Term Equity Incentive Plan (the "2011 LTI Plan"), and approved grants pursuant to the 2011 LTI Plan to certain executives of the Company, including its "named executive officers" (as defined in the regulations to the Securities and Exchange Act of 1934). The purpose of the 2011 LTI Plan is to promote the long-term growth and profitability of the Company by providing the officers of the Company with an incentive to achieve long-term corporate profit objectives and to retain executives who will contribute to the continued growth and profitability of the Company. Three-fourths of the shares that may be earned under the 2011 LTI Plan will be performance based, measured against predetermined performance targets established by the Board of Directors, and will be awarded in accordance with the performance targets set forth therein (the "Performance Shares"). The remaining shares will vest ratably over a three year period, and will be conditioned upon continued employment with the Company. The number of Performance Shares, if any, that grantees will receive in relation to such grants will be based upon three performance metrics: adjusted EBITDA in 2011, return on equity and total shareholder return over the time beginning on January 1, 2011 and ending on December 31, 2013, and can vary from no shares to 200% of the number of shares granted, depending on the extent to which the performance targets are met, if at all.

Assuming that the recipients are entitled to receive a distribution of shares under the performance-based share award, the final distribution will occur during the first quarter of 2014 after full year 2013 financial results are compiled and audited. The awards to the named executive officers were as follows:

Named Executive Officer/ Time Vested Shares/ Performance Shares
Steven D. Fredrickson/ 4,112 / 12,336
Kevin P. Stevenson/ 1,974 / 5,921
Kent McCammon/ 1,316 / 3,947
Judith Scott/ 822 / 2,467

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

January 18, 2011	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP/CFO